UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2026

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400,Roseville, MN 55113

 (Address of principal executive offices and zip code)

                                     (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement

Securities Purchase Agreement and Master Promissory Note

On October 16, 2026 (“Closing Date”), SecureTech Innovations, Inc. (“SecureTech” or “Company”) entered into a Securities Purchase Agreement (“Purchase Agreement”) with Hinterland Partners LLC, a Delaware limited liability company (“Holder”), pursuant to which SecureTech issued to the Holder a convertible promissory note in the aggregate principal amount of up to $10,000,000 (“Note”), for an aggregate purchase price of up to $9,000,000, reflecting an original issue discount of up to $1,000,000.

The Note is structured as a master note under which amounts are advanced in separate tranches (each, a “Tranche”). On the Closing Date, the Holder funded the first Tranche, consisting of a purchase price of $350,000 and a principal amount of $388,888.89 (“First Tranche”). Any additional Tranche may be funded only upon the mutual written agreement of SecureTech and the Holder, and the Holder is not obligated to fund any Tranche other than the First Tranche. Amounts under the Note are deemed outstanding only to the extent of Tranches actually funded, and the aggregate principal amount of all Tranches may not exceed $10,000,000.

From the $350,000 purchase price of the First Tranche, the following amounts were withheld or paid at closing: (i) a placement agent fee of $24,500 paid to Craft Capital Management LLC, a registered broker-dealer, which acted as placement agent for the transaction; (ii) $10,000 for the Holder’s legal fees and due diligence costs under the Purchase Agreement; and (iii) $22,500 for the Holder’s legal fees and due diligence costs relating to a separate potential financing transaction between SecureTech and the Holder. SecureTech received net proceeds of $293,000, which it intends to use for business development and general working capital.

The principal terms of the Note are as follows:

•Interest. Each Tranche bears a one-time interest charge equal to six percent (6%) of its principal amount (up to $600,000 in the aggregate). The interest charge on the First Tranche is $23,333.33. Any amount not paid when due bears default interest at the lesser of 18% per annum or the maximum rate permitted by law.

•Maturity. Each Tranche matures twelve (12) months after its funding date. The First Tranche matures on October 16, 2027.

•Conversion. Beginning on the earlier of (i) 180 days after the funding date of a Tranche or (ii) the occurrence of an event of default, the Holder may convert the outstanding principal and interest of that Tranche into shares of SecureTech’s common stock, par value $0.001 per share (“Common Stock”), at a conversion price equal to 60% of the lowest traded price of the Common Stock during the fifteen (15) trading days immediately preceding the conversion date, subject to customary adjustment for stock splits, stock dividends, combinations and similar events. The Holder may deduct $1,500 from each conversion to cover its conversion costs. The Holder may not convert to the extent it would beneficially own more than 4.99% of the outstanding Common Stock after giving effect to the conversion.

•Prepayment. At any time within 180 days after the funding date of a Tranche, SecureTech may prepay that Tranche, in whole or in part, on three (3) trading days’ prior written notice, by paying up to 99.9% of its outstanding principal plus all accrued and unpaid interest, without premium. The Note does not permit prepayment of a Tranche after that 180-day period.

•Ranking. The Note is an unsecured obligation of SecureTech.

The foregoing descriptions of the Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Note was, and any shares of Common Stock issuable upon conversion of the Note will be, issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). The Holder represented that it is an “accredited investor” and that it is acquiring the securities for its own account and not with a view to their distribution in violation of the Securities Act. The Note and any shares issuable upon its conversion have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1	Promissory Note, dated October 16, 2026, issued by SecureTech Innovations, Inc. to Hinterland Partners LLC, in the principal amount of up to $10,000,000.
10.1	Securities Purchase Agreement, dated as of October 16, 2026, by and between SecureTech Innovations, Inc. and Hinterland Partners LLC.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements regarding the funding of any additional Tranches under the Note; SecureTech’s intended use of the net proceeds; SecureTech’s ability to prepay or repay the Note; any conversion of the Note and the issuance of shares of Common Stock upon conversion; any separate financing transaction between SecureTech and the Holder; and other statements that are not historical facts. These statements are often identified by words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “should,” and similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause SecureTech’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including the risks that the Holder may not fund any additional Tranches, or that additional Tranches may not be available on acceptable terms; that SecureTech may not have sufficient funds to prepay or repay the Note when due; that conversions of the Note, which occur at a discount to the market price of the Common Stock, may result in substantial dilution to existing stockholders and may adversely affect the market price of the Common Stock; that an event of default under the Note could accelerate SecureTech’s obligations and increase the amount owed; that any separate financing transaction with the Holder may not be completed on acceptable terms or at all; and the other risks described in SecureTech’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of SecureTech’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. SecureTech undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2026	By:	SECURETECH INNOVATIONS, INC. /s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director